                                  Exhibit 99.1
                                  ------------


BEAR STEARNS                                            BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                         ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO                  245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                              New York, N.Y. 10167
LONDON o PARIS o TOKYO                        (212) 272-2000; (212) 272-7294 fax

                                FAX TRANSMITTAL
                     CHAMPION HOME EQUITY LOAN TRUST 1998-1

Fax to:                                                          Date:
Company:                                        # Pages (incl. cover): 18
Fax No:                                                      Phone No:
From:                                                        Phone No:

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary, making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 1 of 5)


Lead Manager            Bear Stearns

Co-Managers:            Key Capital Markets, Inc.

Seller and Servicer:    Champion Mortgage Co., Inc.

Depositor:              Bear Stearns Asset Backed Securities, Inc.

Trustee:                Harris Trust and Savings Bank

Offered Certificates:   $321,000,000  Champion  Home  Equity  Loan  Pass-Through
                        Certificates,   Series   1998-1  to  be  issued  in  the
                        following classes:

                                                                   Final
                              Average       Principal  Principal   Scheduled     Expected
Offered         Approximate   Life to       Lockout    Window      Distribution   Ratings
Certificates    Class Size    Call (years)  (months)   (months)    Date         (S&P/Moody's)

Class A-1      $300,000,000     3.38         none       122         9/25/28       AAA/Aaa
Class A-2      $ 21,000,000(a)  N/A          N/A        N/A         9/25/01       AAAr/Aaa

        Note:   (a)  Notional Balance.

Other Certificates:     In addition to the Offered Certificates,  the Trust will
                        issue  two   classes  of  residual   certificates   (the
                        "Residual Certificates"). The Residual Certificates are not being offered hereby.

Registration:           The Offered Certificates will be available in book-entry
                        form through  DTC,  Cedel Bank,  S.A. and the  Euroclear
                        System.

Cut-off Date:           September 1, 1998.

Closing Date:           On or about September [30], 1998.

Distribution Date:      25th day of each month (or the next succeeding  business
                        day), commencing October 25, 1998.

Delay:                  Class A-1 (0 days); Class A-2: (24 days).

Denominations:          The  Offered   Certificates   are  issuable  in  minimum
                        denominations of an original amount of $25,000 and multiples of $1,000 thereafter.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 2 of 5)


The Class A-1
Certificate Rate:       On each  Distribution  Date, the "Class A-1  Certificate
                        Rate" will be equal to the lesser of (x) with respect to any Distribution Date which occurs on or prior to the date on which the Optional Termination may be exercised, One-Month LIBOR plus __% per annum (the "Class A-1
                        Formula Rate"), and for any Distribution Date thereafter
                        One-Month  LIBOR  plus  __% per  annum,  and (y) the Net
                        Funds  Cap.  Interest  will  accrue  on  the  Class  A-1
                        Certificates at the Class A-1 Certificate  Rate from the
                        Distribution Date in the month preceding the month of such Distribution Date (or, in the case of the first
                        Distribution Date, from the Closing Date) through the day before such Distribution Date, on an actual/360-day basis.

Net Funds Cap:          The "Net Funds Cap" is equal to, as a percentage  of the
                        Class  A-1  Certificate   Principal  Balance,   (1)  the
                        interest due on the Mortgage Loans,  less (2) the sum of
                        (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA
                        Insurance Premium and (d) on or before month [36], the Class A-2 Interest Distribution, and after month [36], zero.

The Class A-2
Certificate Rate:       On each  Distribution  Date, the "Class A-2  Certificate
                        Rate" will be equal to [8.12]%. Interest will accrue on the Class A-2 Certificates at a fixed rate during the calendar month prior to the month of the related
                        Distribution Date on a 30/360-day basis.

The Class A-2
Notional Balance:       Interest   will  be   calculated   on  the   Class   A-2
                        Certificates on each Distribution Date on the basis of a "Notional Principal Balance" equal to, for the first
                        [36]  Distribution  Dates,  the  lesser  of (a) the Pool
                        Balance as of first day of the related collection period and (b) $[21,000,000], and thereafter, zero.

The Mortgage Loans:     The  Mortgage  Loans to be  included in the Trust on the
                        Closing Date will consist of non-conforming, closed-end, fixed-rate home equity loans.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Champion Home Equity LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 3 of 5)


Credit Enhancement:     Credit enhancement with respect to the Certificates will
                        be provided by (a) the overcollateralization mechanics which utilize excess interest created by the internal cashflows of the pool, (b) excess interest (if any) remaining after the required overcollateralization level is reached, and (c) the MBIA Insurance Policy.

                        Overcollateralization: The required application of the cashflow from the pool results in a limited acceleration of the Class A-1 Certificates relative to the amortization of the Mortgage Loans in the early months of the transaction. The accelerated amortization is achieved by the application of certain excess interest to the payment in reduction of the Class A-1 Certificate Principal Balance. This acceleration feature creates overcollateralization (i.e., the excess of the aggregate outstanding principal balance of the mortgage loans (the "Pool Principal Balance") over the Class A-1 Certificate Principal Balance). Once the required level of overcollateralization is reached, and subject to the provisions below, the acceleration feature will cease unless needed to maintain the required level of overcollateralization. The Pooling and Servicing Agreement provides that, subject to certain floors, caps and triggers, the required level of overcollateralization may increase or decrease over time.

                        MBIA Insurance Policy: MBIA Insurance Corporation (the "Certificate Insurer" or "MBIA") will unconditionally and irrevocably guarantee the timely payment of interest and ultimate payment of principal on the Certificates (i.e., after any losses reduce the overcollateralization to zero, MBIA will cover the excess, if any, of the Class A-1 Certificate Principal Balance over the Pool Principal Balance). The Insurance Policy is not cancelable for any reason.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 4 of 5)


Payment and Distribution
Priorities:

                        (1)   The  Trustee   fees  and  expenses  and  the  MBIA
                              premium;
                        (2) Concurrently, to the holders of the Class A-1 and Class A-2 Certificates, the related Class Interest Distribution;
                        (3) To the holders of the Class A-1 Certificates, the Class A-1 Principal Distribution Amount;
                        (4) To MBIA, amounts owed for reimbursement of any prior draws on the Insurance Policy;
                        (5) To the holders of the Class A-1 Certificates, until the Class A-1 Principal Balance has been reduced to zero, to the extent of available funds remaining, the Distributable Excess Spread for such Distribution Date;
                        (6) To the Servicer, any accrued and unpaid Servicing Fees;
                        (7) To the Servicer, any unreimbursed Nonrecoverable Advances;
                        (8) To MBIA, any other amounts owing to MBIA under the Insurance Agreement;
                        (9) To the holders of the Residual Certificates, any remaining amounts.

Optional Termination:   At the option of the Servicer,  after the Pool Principal
                        Balance  is  less  than  5% of the  aggregate  principal
                        balance of the  Mortgage  Loans as of the Cut-off  Date,
                        the  Servicer   will  have  the  right,   under  limited
                        circumstances, to purchase all of the Mortgage Loans from the Trustee and thereby effect a termination of the Trust.

Servicing/Other Fees:   The  collateral  is  subject to  certain  fees,  payable
                        monthly,  including a  servicing  fee of 0.40% per annum
                        (so long as Champion is the servicer;  otherwise, 0.50%)
                        (the "Servicing Fee"), the MBIA Insurance Premium, and the trustee fees.

Advancing by Servicer:  The  Servicer is required to advance  from its own funds any delinquent payment of interest (but not principal) unless such interest is deemed to be non-recoverable (the "Monthly Advances").

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Preliminary Term Sheet (page 5 of 5)


Federal Tax Aspects:    The Trust will include multiple  segregated asset pools,
                        with  respect to which  elections  will be made to treat
                        each as a  separate  "real  estate  mortgage  investment
                        conduit"  ("REMIC").   The  Offered   Certificates  will
                        represent ownership in "regular interests" in the Master
                        REMIC and will be  treated  as debt  instruments  of the
                        Master  REMIC  for  federal  income  tax  purposes  with
                        payment   terms   equivalent   to  the   terms  of  such
                        Certificates. In addition, a portion of the interest due on the Class A-1 Certificates will be treated as having been paid pursuant to an interest-rate cap agreement
                        (for tax purposes) and not as a REMIC regular  interest.
                        The Residual Certificates will constitute the sole class of "residual interests" in the Master REMIC and the sole class of "residual interests" in any Subsidiary REMIC.
                        Investors are advised to consult their tax advisors and to review the Prospectus and Prospectus Supplement.

ERISA Considerations:   Subject  to  the   discussion  in  the   Prospectus  and
                        Prospectus Supplement, the Certificates may be purchased by employee benefit plans that are subject to ERISA.

SMMEA Eligibility:      The Certificates  will not constitute  "mortgage-related
                        securities" for purposes of SMMEA.

Prospectus:             The   Certificates  are  being  offered  pursuant  to  a
                        Prospectus   which  includes  a  Prospectus   Supplement
                        (together,  the  "Prospectus").  Additional  information
                        with  respect  to  the  Offered   Certificates  and  the
                        collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information Relating to the Collateral (page 1 of 5)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS

Preliminary  characteristics  of  the  Mortgage  Loans  as of the  Cut-Off  Date
(9/l/98):

TOTAL NUMBER OF LOANS:                                       4,620
TOTAL OUTSTANDING LOAN BALANCE:                       $300,034,624

    BALLOON (% OF TOTAL):                                   32.77%
    LEVEL PAY (% OF TOTAL):                                 67.23%

AVERAGE LOAN PRINCIPAL BALANCE:                            $64,943                ($7,414 to $226,776)
WEIGHTED AVERAGE CLTV:                                      68.30%                (4.18% to 89.99%)
% OF POOL WITH LTVs > 85%:                                   0.02%
WEIGHTED AVERAGE COUPON:                                    10.63%                (9.25% to 13.99%)
WEIGHTED AVERAGE REMAINING TERM TO MATURITY (MONTHS):          197                (50 to 360)
WEIGHTED AVERAGE SEASONING (MONTHS):                             5                (0 to 10)
WEIGHTED AVERAGE ORIGINAL TERM (MONTHS):                       202                (60 to 360)
RANGE OF ORIGINAL TERMS:                                 LEVEL PAY                        BALLOON
                                                        --------------------    -----------------------
                                                        Up to 60:     0.61%         121 -180:    32.77%
                                                        61 -120:      6.04%
                                                        121 -180:     23.85%
                                                        181 - 240:    33.41%
                                                        301 - 360:    3.33%

LIEN POSITION:                              1st Lien:       80.80%
                                            2nd Lien:       19.20%

PROPERTY TYPE:                Single Family Detached:       78.03%
                              Single Family Attached:        8.35%
                                          2-4 Family:       10.56%
                               Condominium/Townhouse:        2.71%
                                               Other:        0.35%

OCCUPANCY STATUS:                     Owner Occupied:       94.47%
                                  Non-Owner Occupied:        5.53%

GEOGRAPHIC DISTRIBUTION:                                       NJ:       33.62%           MD:        5.37%
(states not listed individually account                        NY:       33.48%
for less than 5.00% of the Mortgage                            PA:        9.87%
Loan principal balance)                                        MA:        6.30%
CREDIT QUALITY:                                                 A:       73.43%
per Issuer's guidelines                                         B:       13.65%
                                                                C:        9.88%
                                                                D:        3.04%


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information Relating to the Collateral (page 2 of 5)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS

Preliminary  characteristics  of  the  Mortgage  Loans  as of the  Cut-Off  Date
(9/l/98):

                                    GEOGRAPHIC DISTRIBUTION OF PROPERTIES

                                           NUMBER OF HOME               AGGREGATE              % OF AGGREGATE
                    STATE                   EQUITY LOANS              LOAN BALANCE              LOAN BALANCE
        ------------------------          ----------------       -------------------           --------------
        Colorado                                     6                 379,965.00                   0.13
        Connecticut                                165              11,239,489.77                   3.75
        Delaware                                    19               1,152,113.42                   0.38
        District of Columbia                        35               2,576,207.52                   0.86
        Illinois                                    52               4,088,937.79                   1.36
        Maryland                                   287              16,104,561.56                   5.37
        Massachusetts                              270              18,903,282.42                   6.30
        New Hampshire                                8                 405,386.00                   0.14
        New Jersey                                1574             100,859,419.14                  33.62
        New York                                  1409             100,461,662.07                  33.48
        Pennsylvania                               563              29,608,840.38                   9.87
        Rhode Island                               128               6,779,641.64                   2.26
        Virginia                                   104               7,475,117.39                   2.49
                    TOTAL                        4,620            $300,034,624.10                100.00%

                         COMBINED LOAN-TO-VALUE RATIOS

          RANGE OF                NUMBER OF HOME               AGGREGATE              % OF AGGREGATE
      ORIGINAL CLTV'S              EQUITY LOANS              LOAN BALANCE             LOAN BALANCE
 ----------------------          ----------------       -------------------           --------------

    Up to 5.00                          3                    $51,005.67                   0.02%
 5.01 to 10.00%                        42                    693,143.60                   0.23
10.01 to 15.00                         79                  1,778,521.03                   0.59
15.01 to 20.00                         135                 3,774,750.21                   1.26
20.01 to 25.00                         145                 4,945,901.91                   1.65
25.01 to 30.00                         150                 5,921,749.77                   1.97
30.01 to 35.00                         158                 6,858,903.01                   2.29
35.01 to 40.00                         189                 8,802,803.89                   2.93
40.01 to 45.00                         141                 7,475,476.90                   2.49
45.01 to 50.00                         185                10,631,680.30                   3.54
50.01 to 55.00                         163                 9,892,272.36                   3.30
55.01 to 60.00                         197                13,776,424.42                   4.59
60.01 to 65.00                         216                14,289,457.71                   4.76
65.01 to 70.00                         351                24,470,283.47                   8.16
70.01 to 75.00                         413                28,853,867.30                   9.62
75.01 to 80.00                        1403               111,686,370.66                  37.22
80.01 to 85.00                         649                46,085,988.71                  15.36
85.01 to 90.00                           1                    46,023.18                   0.02
                            -------------------    -----------------------        ----------------------
TOTAL                               4,620              $300,034,624.10                  100.00%


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1

Computational Materials: Information Relating to the Collateral (page 3 of 5)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS

Preliminary  characteristics  of  the  Mortgage  Loans  as of the  Cut-Off  Date
(9/l/98):

                                                      CUT-OFF DATE COUPON RATES

         RANGE OF                      NUMBER OF HOME                 AGGREGATE               % OF AGGREGATE
         COUPON RATES                   EQUITY LOANS                LOAN BALANCE              LOAN BALANCE
----------------------------       -----------------------      -------------------       --------------------
9.001 to 10.000%                         1471                       $124,437,510.01                  41.47%
10.001 to 11.000                        1,339                         89,725,299.34                   29.90
11.001 to 12.000                          790                         45,386,727.65                   15.13
12.001 to 13.000                          625                         26,806,291.82                    8.93
13.001 to 14.000                          395                         13,678,795.28                    4.56
                                   -----------------------      -------------------       --------------------

Total                                   4,620                       $300,034,624.10                  100.00%

                           CUT-OFF DATE LOAN BALANCE

           CUT-OFF DATE                NUMBER OF HOME                AGGREGATE                % OF AGGREGATE
          LOAN BALANCES                 EQUITY LOANS                LOAN BALANCE               LOAN BALANCE
----------------------------       -----------------------      -------------------       --------------------
       Up to $25,000.00                               953          $17,263,703.21                    5.75%
 25,000.01 to 50,000.00                             1,340           49,415,064.80                   16.47
 50,000.01 to 75,000.00                               801           49,610,601.74                   16.53
75,000.01 to 100,000.00                               536           46,877,858.97                   15.62
100,000.01 to 125,000.00                              433           48,847,919.87                   16.28
125,000.01 to 150,000.00                              282           38,576,702.32                   12.86
150,000.01 to 175,000.00                              135           21,900,399.00                    7.30
175,000.01 to 200,000.00                               92           17,279,834.96                    5.76
200,000.01 to 225,000.00                               47           10,035,762.94                    3.34
200,000.01 to 250,000.00                                1              226,776.29                    0.08

Total                                               4,620         $300,034,624.10                  100.00%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1

Computational Materials: Information Relating to the Collateral (page 4 of 5)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS

Preliminary  characteristics  of  the  Mortgage  Loans  as of the  Cut-Off  Date
(9/l/98):

                    DISTRIBUTION OF MONTHS SINCE ORIGINATION

   NUMBER OF MONTHS             NUMBER OF HOME          AGGREGATE             % OF AGGREGATE
   SINCE ORIGINATION             EQUITY LOANS         LOAN BALANCE             LOAN BALANCE

 0 to 1                                780         $55,339,671.62               18.44%
 2 to 12                             3,840         244,694,952.48               81.56

Total                                4,620         $300,034,624.10             100.00%

                   DISTRIBUTION OF REMAINING TERM TO MATURITY

      MONTHS REMAINING             NUMBER OF HOME            AGGREGATE              % OF AGGREGATE
         TO MATURITY                EQUITY LOANS           LOAN BALANCE              LOAN BALANCE
Up to 120                                671               $19,926,885.98                  6.64%
121 to 180                             2,569               169,873,815.90                 56.62
181 to 240                             1,275               100,243,011.52                 33.41
301 to 360                               105                 9,990,910.70                  3.33

Total                                  4,620              $300,034,624.10                100.00%

                        DISTRIBUTION BY OCCUPANCY STATUS

                            NUMBER OF HOME                AGGREGATE              % OF AGGREGATE
       OCCUPANCY STATUS       EQUITY LOANS              LOAN BALANCE              LOAN BALANCE
Owner Occupied                  4,343              $283,428,107.57                  94.47%
Investor Owned                    277                16,606,516.53                   5.53

Total                           4,620              $300,034,624.10                 100.00%

                         DISTRIBUTION BY LIEN POSITION

                                   NUMBER OF HOME                AGGREGATE             % OF AGGREGATE
         LIEN POSITION              EQUITY LOANS               LOAN BALANCE             LOAN BALANCE
First Lien                             3,103                  $242,441,588.83              80.80%
Second Lien                            1,517                    57,593,035.27              19.20

Total                                  4,620                  $300,034,624.10             100.00%

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


CHAMPION HOME EQUITY LOAN TRUST 1998-1

Computational Materials: Information Relating to the Collateral (page 5 of 5)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

FIXED RATE MORTGAGE LOANS

PRELIMINARY  CHARACTERISTICS  of  THE  MORTGAGE  LOANS  AS of THE  CUT-OFF  DATE
(9/1/98):

                                                                                     WEIGHTED    WEIGHTED    WEIGHTED      WEIGHTED
                                                                                     AVG.          AVG.        AVG.           AVG.
                     NUMBER OF HOME      AGGREGATE    % OF AGGREGATE  WEIGHTED AVG. ORIGINAL    REMAINING  AMORTIZATION   REMAINING
                      EQUITY LOANS      LOAN BALANCE    LOAN BALANCE  GROSS COUPON    TERM        TERM       TERM       AMORTIZATION
                                                                                                                           TERM

TOTAL A CREDIT               3,364     $   220,319,952.67      73.43%    10.238%       202         197          256          251
      BALLOON                  668          65,473,921.14      21.82     10.118%       180         176          360          356
         0- 180                668          65,473,921.14      21.82     10.118%       180         176          360          356
      FULLY AMORTIZING       2,696         154,846,031.53      51.61     10.289%       211         206          211          206
         0-180               1,672          71,528,698.14      23.84     10.556%       165         160          165          160
         181 or more         1,024          83,317,333.39      27.77     10.059%       251         246          251          246
TOTAL B CREDIT                 646          40,959,656.87      13.65     11.257%       203         198          270          265
      BALLOON                  163          15,399,871.88       5.13     11.029%       180         176          360          356
         0- 180                163          15,399,871.88       5.13     11.029%       180         176          360          356
      FULLY AMORTIZING         483          25,559,784.99       8.52     11.395%       216         211          216          211
         0-180                 294          10,546,400.00       3.52     11.740%       165         160          165          160
         181 or more           189          15,013,384.99       5.00     11.153%       252         247          252          247
TOTAL C CREDIT                 494          29,629,996.15       9.88     12.015%       197         192          273          268
      BALLOON                  133          12,505,958.20       4.17     11.651%       180         176          360          356
         0-180                 133          12,505,958.20       4.17     11.651%       180         176          360          356
      FULLY AMORTIZING         361          17,124,037.95       5.71     12.281%       209         204          209          204
         0-180                 228           8,099,078.09       2.70     12.658%       167         162          167          162
         181 or more           133           9,024,959.86       3.01     11.943%       247         242          247          242
TOTAL D CREDIT                 116           9,125,018.41       3.04     12.668%       200         195          297          293
      BALLOON                   47           4,937,105.52       1.65     12.678%       180         176          360          356
         0- 180                 47           4,937,105.52       1.65     12.678%       180         176          360          356
      FULLY AMORTIZING          69           4,187,912.89       1.40     12.656%       223         218          223          218
         0-180                  35           1,309,668.91       0.44     12.723%       147         143          147          143
         181 or more            34           2,878,243.98       0.96     12.626%       257         252          257          252
TOTAL                        4,620     $   300,034,624.10     100.00%    10.627%       202         197          261          256

Note: Credit Grade per Champion's guidelines.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.


CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 1 of 7)

TRANSACTION SUMMARY (a)

                                             Estimated    Estimated   Estimated
              Approximate  Interest             WAL       Modified    Principal      Expected
Certificate   Size         Rate               to Call     Duration    Window         Ratings
                                              (years)      (years)    (months)       (Moody's/ S&P)

 A-1         $300,000,000  Floating (b)(c)     3.38         2.81         122          Aaa/AAA
 A-2 (d)      $21,000,000     8.12%            2.99         1.43          36 (e)      Aaa/AAA




Notes: (a)    115% Prepayment  Assumption:  4.6-23% CPR in 12 months.  Priced to the 5% optional call.

       (b) The spread to One-Month LIBOR will double on the Distribution Date occurring after the date that the 5% optional call may be exercised.

       (c) On each Payment Date, the "Class A-1 Certificate Rate" will be equal to the lesser of (x) One-Month LIBOR plus __% per annum, and
              (y) the Net Funds Cap.

       (d) The Class A-2 Certificate Rate will be equal to [8.12]%. Interest will be calculated on the Class A-2 Certificates on each Distribution Date on the basis of a "Notional Principal Balance" equal to, for the first [36] Distribution Dates, the lesser of (a) the Pool Balance as of the first day of the related collection period and (b) $[21,000,000], and thereafter, zero.

       (e)    Represents interest payment window.


Class A-1 (to maturity)
-------------------------------------------------------------------------------------
% of Prepayment Assumption         0%     50%      100%      115%      150%      200%
Ramp to (by month 12) (CPR)        0%     10%       20%       23%       30%       40%
-------------------------------------------------------------------------------------
Illustrative Yield (Par Price)  6.02%   6.02%     6.02%     6.02%     6.02%     6.02%
Average Life (years)           11.86    6.38      3.93      3.48      2.69      1.98
Modified Duration (years)       7.90    4.74      3.17      2.86      2.29      1.75
First Principal Payment     10/25/98   10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Principal Payment      10/25/26   12/25/17   5/25/14   5/25/13   1/25/12   8/25/08
Principal Lockout (months)     None     None       None       None      None     None
Principal Window (months)       337      231        188        176       160      119

Class A-1 (to 5% optional call)
-------------------------------------------------------------------------------------
% of Prepayment Assumption         0%     50%      100%      115%      150%      200%
Ramp to (by month 12) (CPR)        0%     10%       20%       23%       30%       40%
-------------------------------------------------------------------------------------
Illustrative Yield (Par Price)    6.02%   6.02%   6.02%     6.02%     6.02%     6.02%
Average Life (years)             11.75    6.30    3.85      3.38      2.61      1.92
Modified Duration (years)         7.87    4.71    3.13      2.81      2.25      1.71
First Principal Payment       10/25/98  10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Principal Payment         8/25/17   5/25/13   3/25/10  11/25/08   8/25/06   6/25/04
Principal Lockout (months)       None     None     None       None      None     None
Principal Window (months)        227       176      138       122         95      69


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY Loan  Trust  1998-1
Computational Materials: Information relating to the Certificates (page 2 of 7)


Class A-2 (to maturity)
-----------------------------------
% of Prepayment Assumption              115%----------------------------------------
Ramp from (CPR)                         4.6%       30%       40%      50%        60%
Ramp to (by month 12) (CPR)            23.0%       30%       40%      50%        60%
------------------------------------------------------------------------------------
Illustrative Yield (Price 21.3833%)    6.78%     6.78%     6.78%     6.78%     6.65%
Average Life (years)                   2.99      2.99      2.99      2.99      2.98
Modified Duration (years)              1.43      1.43      1.43      1.43      1.43
First Cashflow Payment             10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Cashflow Payment               9/25/01   9/25/01   9/25/01   9/25/01   9/25/01
Cashflow Lockout (months)              None      None      None      None      None
Cashflow Window (months)                36         36        36        36        36


Class A-2 (to 5% optional call)

-----------------------------------
% of Prepayment Assumption              115%----------------------------------------
Ramp from (CPR)                         4.6%       30%       40%      50%        60%
Ramp to (by month 12) (CPR)            23.0%       30%       40%      50%        60%
------------------------------------------------------------------------------------
Illustrative Yield (Price 21.3833%)    6.78%     6.78%     6.78%     6.78%     6.65%
Average Life (years)                   2.99      2.99      2.99      2.99      2.98
Modified Duration (years)              1.43      1.43      1.43      1.43      1.43
First Cashflow Payment             10/25/98  10/25/98  10/25/98  10/25/98  10/25/98
Last Cashflow Payment               9/25/01   9/25/01   9/25/01   9/25/01   9/25/01
Cashflow Lockout (months)              None      None      None      None      None
Cashflow Window (months)                36         36        36        36        36


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY Loan  Trust  1998-1
Computational Materials: Information relating to the Certificates (page 3 of 7)

NET FUNDS CAP ANALYSIS (a)

                                                          Class A-1
                         Period         Distribution        Net
                                           Date           Funds Cap
                         ------------------------------------------
                            1             10/1/98          9.559%
                            2             11/1/98          9.590%
                            3             12/1/98          9.611%
                            4             1/1/99           9.624%
                            5             2/1/99           9.615%
                            6             3/1/99           9.605%
                            7             4/1/99           9.593%
                            8             5/1/99           9.580%
                            9             6/1/99           9.567%
                            10            7/1/99           9.554%
                            11            8/1/99           9.540%
                            12            9/1/99           9.525%
                            13            10/1/99          9.511%
                            14            11/1/99          9.496%
                            15            12/1/99          9.481%
                            16            1/1/00           9.465%
                            17            2/1/00           9.449%
                            18            3/1/00           9.432%
                            19            4/1/00           9.415%
                            20            5/1/00           9.398%
                            21            6/1/00           9.380%
                            22            7/1/00           9.362%
                            23            8/1/00           9.343%
                            24            9/1/00           9.324%
                            25            10/1/00          9.304%
                            26            11/1/00          9.284%
                            27            12/1/00          9.263%
                            28            1/1/01           9.242%
                            29            2/1/01           9.220%
                            30            3/1/01           9.198%
                            31            4/1/01           9.175%
                            32            5/1/01           9.151%
                            33            6/1/01           9.124%
                            34            7/1/01           9.095%
                            35            8/1/01           9.065%
                            36            9/1/01           9.035%

(a) Prepayment Speed Assumption: Fixed (4.6-23% CPR in 12 months). Class A-1 Net Funds Cap is equal to, as a percentage of the Class A-1 Certificate Principal Balance, (1) the interest due on the Mortgage Loans, less (2) the sum of (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA Insurance Premium and (d) on or before month [36], the Class A-2 Interest Distribution, and after month [36], zero.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 4 of 7)

NET FUNDS CAP ANALYSIS (a)

                                                          Class A-1
                         Period         Distribution        Net
                                           Date           Funds Cap
                         ------------------------------------------

                            37            10/1/01          10.304%
                            38            11/1/01          10.304%
                            39            12/1/01          10.304%
                            40            1/1/02           10.303%
                            41            2/1/02           10.303%
                            42            3/1/02           10.303%
                            43            4/1/02           10.302%
                            44            5/1/02           10.302%
                            45            6/1/02           10.302%
                            46            7/1/02           10.301%
                            47            8/1/02           10.301%
                            48            9/1/02           10.301%
                            49            10/1/02          10.300%
                            50            11/1/02          10.300%
                            51            12/1/02          10.300%
                            52            1/1/03           10.299%
                            53            2/1/03           10.299%
                            54            3/1/03           10.298%
                            55            4/1/03           10.298%
                            56            5/1/03           10.297%
                            57            6/1/03           10.300%
                            58            7/1/03           10.304%
                            59            8/1/03           10.309%
                            60            9/1/03           10.313%
                            61            10/1/03          10.318%
                            62            11/1/03          10.323%
                            63            12/1/03          10.328%
                            64            1/1/04           10.333%
                            65            2/1/04           10.338%
                            66            3/1/04           10.344%
                            67            4/1/04           10.350%
                            68            5/1/04           10.355%
                            69            6/1/04           10.361%
                            70            7/1/04           10.368%
                            71            8/1/04           10.374%
                            72            9/1/04           10.380%

(a) Prepayment Speed Assumption: Fixed (4.6-23% CPR in 12 months). Class A-1 Net Funds Cap is equal to, as a percentage of the Class A-1 Certificate Principal Balance, (1) the interest due on the Mortgage Loans, less (2) the sum of (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA Insurance Premium and (d) on or before month [36], the Class A-2 Interest Distribution, and after month [36], zero.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 5 of 7)

NET FUNDS CAP ANALYSIS (a)

                                                          Class A-1
                         Period         Distribution        Net
                                           Date           Funds Cap
                         ------------------------------------------
                            73            10/1/04          10.387%
                            74            11/1/04          10.394%
                            75            12/1/04          10.401%
                            76            1/1/05           10.408%
                            77            2/1/05           10.416%
                            78            3/1/05           10.424%
                            79            4/1/05           10.432%
                            80            5/1/05           10.440%
                            81            6/1/05           10.449%
                            82            7/1/05           10.457%
                            83            8/1/05           10.466%
                            84            9/1/05           10.476%
                            85            10/1/05          10.485%
                            86            11/1/05          10.495%
                            87            12/1/05          10.505%
                            88            1/1/06           10.516%
                            89            2/1/06           10.526%
                            90            3/1/06           10.538%
                            91            4/1/06           10.549%
                            92            5/1/06           10.561%
                            93            6/1/06           10.573%
                            94            7/1/06           10.586%
                            95            8/1/06           10.599%
                            96            9/1/06           10.612%
                            97            10/1/06          10.626%
                            98            11/1/06          10.641%
                            99            12/1/06          10.656%
                            100           1/1/07           10.671%
                            101           2/1/07           10.687%
                            102           3/1/07           10.703%
                            103           4/1/07           10.720%
                            104           5/1/07           10.737%
                            105           6/1/07           10.756%
                            106           7/1/07           10.774%
                            107           8/1/07           10.794%
                            108           9/1/07           10.814%


(a) Prepayment Speed Assumption: Fixed (4.6-23% CPR in 12 months). Class A-1 Net Funds Cap is equal to, as a percentage of the Class A-1 Certificate Principal Balance, (1) the interest due on the Mortgage Loans, less (2) the sum of (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA Insurance Premium and (d) on or before month [36], the Class A-2 Interest Distribution, and after month [36], zero.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 6 of 7)

NET FUNDS CAP ANALYSIS (a)

                                                          Class A-1
                         Period         Distribution        Net
                                           Date           Funds Cap
                         ------------------------------------------
                            109           10/1/07          10.834%
                            110           11/1/07          10.855%
                            111           12/1/07          10.876%
                            112           1/1/08           10.899%
                            113           2/1/08           10.922%
                            114           3/1/08           10.946%
                            115           4/1/08           10.970%
                            116           5/1/08           10.996%
                            117           6/1/08           11.022%
                            118           7/1/08           11.049%
                            119           8/1/08           11.078%
                            120           9/1/08           11.107%
                            121           10/1/08          11.137%
                            122           11/1/08          11.168%
                            123           12/1/08          11.200%
                            124           1/1/09           11.234%
                            125           2/1/09           11.269%
                            126           3/1/09           11.305%
                            127           4/1/09           11.342%
                            128           5/1/09           11.381%
                            129           6/1/09           11.421%
                            130           7/1/09           11.463%
                            131           8/1/09           11.506%
                            132           9/1/09           11.551%
                            133           10/1/09          11.598%
                            134           11/1/09          11.646%
                            135           12/1/09          11.697%
                            136           1/1/10           11.750%
                            137           2/1/10           11.804%
                            138           3/1/10           11.861%
                            139           4/1/10           11.921%
                            140           5/1/10           11.983%
                            141           6/1/10           12.047%
                            142           7/1/10           12.115%
                            143           8/1/10           12.185%
                            144           9/1/10           12.259%

(a) Prepayment Speed Assumption: Fixed (4.6-23% CPR in 12 months). Class A-1 Net Funds Cap is equal to, as a percentage of the Class A-1 Certificate Principal Balance, (1) the interest due on the Mortgage Loans, less (2) the sum of (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA Insurance Premium and (d) on or before month [36], the Class A-2 Interest Distribution, and after month [36], zero.


This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

CHAMPION HOME EQUITY LOAN TRUST 1998-1
Computational Materials: Information relating to the Certificates (page 7 of 7)

NET FUNDS CAP ANALYSIS (a)

                                                          Class A-1
                         Period         Distribution        Net
                                           Date           Funds Cap
                         ------------------------------------------
                            145           10/1/10          12.336%
                            146           11/1/10          12.416%
                            147           12/1/10          12.500%
                            148           1/1/11           12.589%
                            149           2/1/11           12.681%
                            150           3/1/11           12.778%
                            151           4/1/11           12.880%
                            152           5/1/11           12.987%
                            153           6/1/11           13.100%
                            154           7/1/11           13.219%
                            155           8/1/11           13.344%
                            156           9/1/11           13.476%
                            157           10/1/11          13.615%
                            158           11/1/11          13.763%
                            159           12/1/11          13.919%
                            160           1/1/12           14.084%
                            161           2/1/12           14.260%
                            162           3/1/12           14.447%
                            163           4/1/12           14.646%
                            164           5/1/12           14.858%
                            165           6/1/12           15.085%
                            166           7/1/12           15.327%
                            167           8/1/12           15.588%
                            168           9/1/12           15.867%
                            169           10/1/12          16.169%
                            170           11/1/12          16.494%
                            171           12/1/12          16.846%
                            172           1/1/13           17.229%
                            173           2/1/13           17.646%
                            174           3/1/13           18.102%
                            175           4/1/13           18.601%
                            176           5/1/13           19.152%

(a) Prepayment Speed Assumption: Fixed (4.6-23% CPR in 12 months). Class A-1 Net Funds Cap is equal to, as a percentage of the Class A-1 Certificate Principal Balance, (1) the interest due on the Mortgage Loans, less (2) the sum of (a) the Servicing Fee, (b) the Trustee Fee, (c) the MBIA Insurance Premium and (d) on or before month [36], the Class A-2 Interest Distribution, and after month [36], zero.

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.